SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2002

INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-10294	95-3276269

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2131 Faraday Avenue
Carlsbad, California 92008-7297

(Address of Principal Executive Offices)

(760) 931-4000

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES

ITEM 9.  REGULATION FD DISCLOSURE

     On September 12, 2002, the Registrant filed its Quarterly Report on Form 10-QSB for the quarterly period ended July 31, 2002 (the “Form 10-QSB”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-QSB:

Certification of the Chief Executive Officer and the Chief Financial Officer

     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Lottery & Totalizator Systems, Inc. (the “Company”) hereby certifies that:

(i) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended July 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 12, 2002	/s/ M. MARK MICHALKO

M. Mark Michalko Chief Executive Officer Acting Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2002	International Lottery & Totalizator Systems, Inc. (registrant)

By:	/s/ M. MARK MICHALKO

M. Mark Michalko President and Acting Chief Financial Officer